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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of Internet Security Systems, Inc. (the "Company") for the period ended December 31, 2004, as amended by the Form 10-K/A filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer, President and Chairman of the Board of the Company, certifies that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS E. NOONAN
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Thomas E. Noonan
Chairman, President and
Chief Executive Officer

March 24, 2005